May 12, 2022 Horizons22 Investor Day (Nasdaq: DZSI) Exhibit 99.1

Safe Harbor Statement

Charlie Vogt President & CEO 30+ year career executing visionary strategies resulting in unprecedented growth Previous high tech CEO roles: Leading DZS transformation since 2020 Industry recognition: 2021 Light Reading “Person of the Year” EY “Entrepreneur of the Year Dallas MBTC “Corporate CEO of the Year” Global Telecoms “Power 100” Inc. 500 “Fastest-Growing Private Companies” Saint Louis University “Hall of Fame”

Welcome to “Hot” Dallas

Horizons22 Investor Day Agenda



08:30 AM – CEO Welcome & DZS Vision	Charlie Vogt
09:00 AM – ASSIA Overview	John Cioffi (CEO – ASSIA)
09:15 AM – Defining the Converged Edge, Broadband & Software Evolution	Andrew Bender (CTO)
09:25 AM – Broadband, AI and the Road to 100G	Miguel Alonso (CPO)
09:50 AM – BREAK	--------------
10:00 AM – Enabling Tomorrow's Experience Provider	Rene Tio (Product Management)
10:30 AM – Creating a New Category for Optical Edge	Rick Wank (Product Management)
10:45 AM – Catalyst for 5G Transformation	Rick Wank (Product Management)
11:00 AM – $30B Market Opportunity & Approach	Gunter Reiss (CMO)
11:30 AM – Financial Outlook	Misty Kawecki (CFO)
11:45 AM – Q&A	Charlie Vogt & Executive Team

End of Virtual Event

5

Rich Strike Wins the Kentucky Derby Entered Kentucky Derby in last 30 seconds after another horse scratched Horse unknown / unproven First-time entrant 80-1 odds of winning Won the Kentucky Derby “We just knew that we had a shot because every time he went longer, he got better.” Richard Dawson (owner) 6 6

Barbara Carbone Compensation Committee Chair Joon Kim Audit Committee Chair David Schopp Corporate Governance & Nominating Committee Chair Min Woo Nam Chairman of the Board Charlie Vogt President & CEO Choon Yul Yoo COO of DASAN Networks Inc. Matt Bross Strategy Committee Chair DZS Board of Directors

2021 Record Ending Backlog ($225M) 105 New Customers Launched XCelerate by DZS Next Gen PON Innovations Launched DZS Xperience SaaS Platform Record Orders ($504M) / Record Revenue ($350M) 29 New Products Released Acquired RIFT Software Automation Innovator Surpassed 1.5M Mobile Port Shipment Milestone Acquired Optelian Transport & xHaul Innovator $64M Equity Raise = Zero Debt A Year of Transformation New Management 8

20% 29% 51% Company Profile Revenue Customers Region (FY2021) Technology (FY2021) 74% 26% Fixed Mobile Asia Americas EMEA 51% 29% 20%

Supply Chain and Inflation Overshadowing Segment Outlook

Playbook Global Customer Base Leadership Opportunity Innovation Execution Recruiting the Best and Brightest 10 Gig/5G xHaul, Open-RAN, North America & Europe, China Security $23B market (2022) growing to $33B (2024) $120B Broadband Government Stimulus Intersection of Fiber to the Home, 5G Mobile and Optical Edge Service Assurance ( Network Complexity / Cost) + Experience ( ARPU & Loyalty) Record 2021 Orders, Revenue and Backlog

Daniel Won Chief Revenue Officer, Asia Luminary Leadership Team Jennifer Yohe Customer Advocacy Laura Larsen-Misunas Chief People Officer Raghu Marthi Chief Information Officer Justin Ferguson Chief Legal Officer Misty Kawecki Chief Financial Officer Jay Hilbert Chief Revenue Officer, AEMEA Gunter Reiss Chief Marketing Officer Andrew Bender Chief Technology Officer Geoff Burke Chief Strategy Officer Norm Foust Global Supply Chain Miguel Alonso Chief Product Officer

Market Leading Broadband Portfolio

DZS

Broadband CONNECTIVITY	Connected HOME & BUSINESS	Mobile & Optical EDGE	Cloud SOFTWARE
Next Gen PON + Disaggregation	WiFi 6 + Multi-Gig Home with Mesh	High Capacity + Low Latency + Coherent	Network & Experience
velocity DZS	helix DZS	chronos DZS	DZS Cloud
XGS-PON 100G Uplink Switch Fabric 25G / 50G / 100G+ Future Cloud Native Virtualization	Fiber Termination Points (ONT) Wi-Fi Residential Gateways Wi-Fi 6 Access Points Enterprise ONTs	Small Cell POE++ Switches O-RAN 5G In-Building Switches Backhaul Aggregation 100G Coherent Optical Transport	Service Orchestration New Service Creation / Automation Network Slicing Subscriber Experience
XCelerate by DZS			XTreme DZS XPerience DZS

13

INNOVATORS EARLY ADOPTERS EARLY MAJORITY LATE MAJORITY LAGGARDS Innovations Early in Market Adoption Cycle Optical EDGE 25/50G-PON Cloud SOFTWARE Mobile EDGE Network SOFTWARE XGS-PON & Wi-Fi 6

Serviceable Addressable Market 2022 2023 2024 $7B $13B $3B $14B $9B $4B $6B $17B $10B $23B $27B $33B Mobile & Optical EDGE Broadband CONNECTIVITY Total SAM 20% CAGR 14% CAGR 41% CAGR 20% CAGR Sources: DZS analysis and the following Omdia reports, (1) Fiber and Copper Access Equipment Forecast Midyear Update – 1H21, July 2021, (2) Optical Networks Forecast 2020-2025, “Metro WDM”, July 2020, (3) Macrocell Mobile Backhaul Equipment Market Tracker 2H20, December 2020, (4) SPRS Quarterly Market Share & Forecast Quantitative Update – 3Q20, December 2020 (5) Carrier SDN Forecast – 2H 2020, November 2020, (6) Mobile Fronthaul Equipment Market Report – 2020, July 2020, Results not an endorsement of DZS. Any reliance on these results is at the third-party’s own risk.

Broadband Subsidy Fueling Investment Super Cycle USA - $73B+ RDOF, BEAD, ARPA, Reconnect, CARES UK - $8B Project Gigabit Germany - $14B BVMI France - $24B Tres Haut Debit Austria - $2B Symmetric Gigabit Malaysia - $.7B Nat’l Fibre & Connectivity Plan Italy - $8B Italia 1 Giga

DSL to PON Shift Total Broadband Subscriptions (by technology) Sources: Omdia, Fixed Broadband Subscriptions & Revenue Forecast Report 2021-2026, April 2022, Results not an endorsement of DZS. Any reliance on these results is at the third-party’s own risk.

European Shift to FTTx Source: FTTH Europe & Idate research, Dec 2021 2026 Forecast % Fiber Upgraded 2020 / 2026 Source: iDATE and FTTH Europe Research, 2021 (Households)

FTTx PON Market Dynamics – It’s “Upgrade” Season xPON OLT Port Forecast (by Technology) xPON ONT Forecast (by Technology) Sources: Omdia, Fiber & Copper Access Equipment Forecast Report 2021-2027, February 2022, Results not an endorsement of DZS. Any reliance on these results is at the third-party’s own risk.

Mobile Edge & Open RAN Growing xHaul Opportunity Open RAN Emerging DZS a key player in recent O-RAN Alliance Plugfests globally Source: Omdia Mobile Fronthaul Worldwide Market Size and Forecast, Jul 2020. Results not an endorsement of DZS. Any reliance on these results is at third party’s own risk. Millions Fronthaul – 18% CAGR Announced O-RAN Trials & Deployments (Telecom Infra Project)

O-RAN is Accelerating Will represent more than15% of RAN market by 2026 outside of China 61% will deploy in the next 3 years Open RAN Market Dynamics Open vRAN market and as a percentage (%) of the total RAN market, 2020–26 © 2022 Omdia Source: Omdia Which best reflects the deployment status of an Open RAN architecture, with multi-vendor equipment for DU and RU, in your network? Source: Omdia © 2021 Omdia Notes: Data comes from a survey conducted during the summer of 2020. The survey shows the answers of 75 respondents working at 45 operators (37 if operating companies are combined).

Next Generation Multi-gigabit Fiber-Based Broadband Connectivity Solutions In-Home WiFi Connectivity and Mesh Solutions Service Assurance and Consumer Experience Software Solutions How Will CSP Increase ARPU and Lower Costs / Churn Average Revenue per User (ARPU)

Our Mission – Transform Service Providers by helping them deploy: Smarter Services Faster at Scale 23

In-Home Upgrade Cycle Opportunity Experience Providers Systems and Software In-Home Upgrade Cycle IN HOME FIBER TERMINATION SYSTEMS Multi-Gig over WiFi Intelligence Intelligence Cloud Managed SOFTWARE Differentiated Offering Sustainable Value SaaS Subscriptions

Transformational Acquisition Employees: ~110 (~85 Software Developers) High Margin Subscription/License Revenue Customers: Over 60 globally (Tier 1 & 2)

Simplify creation, deployment, and management of end-to-end connectivity services including access, transport, and 5G slices across multi-vendor network elements, network functions, and cloud infrastructure Increase subscriber satisfaction and streamline customer support through real-time insights into customer networks. Simplify and streamline network operations through real-time insights into service performance DZS Cloud Closed Control Loop Home WiFi Network Edge Access Mobile Customer Premise Optical Packet Broadband xHaul Service Creation & Network Orchestration Data Analytics & Experience Management

Simplify creation, deployment, and management of end-to-end connectivity services including access, transport, and 5G slices across multi-vendor network elements, network functions, and cloud infrastructure DZS Cloud Closed Control Loop Home WiFi Network Edge Access Mobile Customer Premise Optical Packet Broadband xHaul Service Creation & Network Orchestration Data Analytics & Experience Management

Delivering AI-Driven Exceptional Experiences OPTIMIZE Fast, intelligent, adaptive internet, across all devices with unprecedented insight and self-care. CONTROL Safe, worry-free browsing, parental controls and guest access with unparalleled configuration. ACCELERATE Decouple hardware and software, quickly roll out services and offers, breathe life into legacy hardware. INNOVATE Scale to support more devices and applications with superior WiFi

Leveraging Global Footprint Upgrade (10 Gig | 5G | Wi-Fi 6) Sell-In (NaaS | SaaS) Repeat (25 Gig | 6G | Wi-Fi 7)

DZS + ASSIA Footprint 20+ million DZS connected homes + 125 million Expresse and CloudCheck connected homes Significant Opportunity to cross sell and differentiate

Software Enables a Competitive Edge



DZS Cloud
CO / Remote OLT
Internet
Core Network
Access Ring(s)
Transport Aggregation
xHaul Transport
Enterprise
Residential
5G
Devices
Applications
Optical Edge
Mobile Edge
Consumer Edge
Lower Integration Costs
Accelerate Service Velocity
Automate Service Delivery & Assurance
Reduce Support Calls
Eliminate Truck Rolls
Increase NPS
Increase Customer Loyalty
Increase ARPU

Broadband CONNECTIVITY
Open | Disaggregated| Future-Proof

Connected HOME & BUSINESS
Wi-Fi 6 | EasyMesh | Premium Experience

Mobile & Optical EDGE
Hardened | O-RAN | 100-400G | Coherent Optics

Cloud SOFTWARE
Experience Mgmt | Network Slicing | NFV/Service Orch.

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DZS Incumbency In Top 50 Operators (Fixed/Mobile Revenue)

(1 – 10)	(11 – 20)	(21 – 30)	(31 – 40)	(41 – 50)
AT&T	Vodafone	**SK Telecom**	**Sky**	**Frontier**
Verizon	China Unicom	**DISH**	Telenor Group	**Chunghwa Telecom**
DT	**Softbank**	**STC**	**Rogers**	VimpelCom
China Mobile	**Orange**	**SFR France**	Telekom Indonesia	MTS
NTT	**America Movil**	**TELUS**	**Reliance Jio**	Ooredoo
Comcast	BT	**Telstra**	**Cox**	Iliad
China Telecom	**Lumen**	Swisscom	MTN	Vodafone Idea
Charter	Telecom Italia	**LG U+**	**Etisalat**	Rostelecom
KDDI	**Bell Canada**	**Liberty Global**	Singtel	**TeliaSonera**
Telefonica	**KT**	**Bharti Airtel**	**Bouygues**	AIS

DZS will soon be an incumbent in 30 of the top 50 global service providers

Source: Omdia, Communications Provider Revenue & CAPEX Tracker, August 2021, Results not an endorsement of DZS. Any reliance on these results is at the third-party's own risk.

32

Cross Selling Opportunity Chart

DZS

Example

Common ASSIA | DZS

etisalat

- DZS GPON / DSL
- ASSIA Expresse
- ASSIA CloudCheck

- Opportunity (EMEA)
  - **Expand** DZS Xperience into competitive footprint
  - **Differentiate** DZS Velocity experience – higher ARPU & lower OPEX
  - **Increase** DZS market share with shift to XGS-PON

Example

DZS Customer

LG U+

- DZS EPON
- DZS 10G EPON
- DZS WiFi Gateways

- Opportunity (Asia)
  - **Expand** DZS Xperience into existing DZS Velocity footprint
  - **Differentiate** DZS Velocity experience – higher ARPU & lower OPEX
  - **Increase** DZS market share with shift to 10G EPON

Example

ASSIA Customer

LIBERTY LATIN AMERICA

- ASSIA Expresse
- ASSIA CloudCheck

- Opportunity (Americas)
  - **Expand** DZS Xperience into existing ASSIA footprint
  - **Leverage** DZS Velocity XGS-PON and WiFi 6 performance to establish footprint
  - **Differentiate** DZS Velocity experience – higher ARPU & lower OPEX
  - **Increase** DZS market share with shift to XGS-PON and WiFi gateways

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~150M Connected Homes ~700 Active Communications Service Providers Customers $1 Billion Recurring Software SAM Opportunity 50% Tier 1 $300M 25% Tier 2 $150M 25% Tier 3 $ 50M Network License Software-as-a-Service 50% Tier 1 $300M 25% Tier 2 $150M 25% Tier 3 $ 50M TAM $500M TAM $525M Orchestration Network Automation Application Slicing Service Assurance Analytics Consumer WiFi Value-added Modules WiFi Performance Mesh Management Parental Controls Security Protection Metaverse Management

Endless Growth Opportunity INNOVATION Next Gen PON Leadership Hardened Edge Transport Disaggregation at Your Pace Home/Business Experience Future-Proof Architecture OPEN SYSTEMS Easy Solution Insertion No “Stranded” Technology Best-in-Class Ecosystem Global Standards Leadership SOFTWARE Services Agility World-Class Diagnostics Analytics & Automation Experience Provider Transformation AGILITY & RESPONSIVENESS Solutions Flexibility U.S.-based manufacturing Responsive Engineering Customer-Focused Roadmap Flexibility Strategic Alignment

DZS Lab & Experience Studio Tour

We are Just Getting Started…

ASSIA Founder | Dr. John Cioffi

DZS



Dr. John Cioffi

CEO/Chairman of Board

ASSIA

- Co-founded ASSIA, established 2003
- Founded Amati Communications, acquired by TI in 1997 for $440M
- Served on 12 Public and Private Board of Directors
- Endowed-Chair Professor, Stanford University, 1986 – present
- Member, US National and UK Royal Academies Engineering and Marconi Fellow
- Published more than 800 papers and holds more than 150 patents
- Chairman, PhyTunes; Vice Chair Marconi Society Board of Directors

INTERNET HALL of FAME

2014 Internet 2018 Consumer Hall(s) of Fame

Broadband World Forum

2014 BBWF Lifetime Achievement Award



2010 IEEE Alexander Graham Bell Award

The Economist

2010 Economist Magazine Outstanding Innovator (with Steve Jobs)



2006 Marconi Prize



2000 Third Millennium and Thomson Medals

ANSI American National Standards Institute

1996 Outstand Achievement Award, xDSL

Other Accolades include:*2014 IEEE Leon K. Kirchmayer Graduate Teaching Award, 2013 IEEE Armstrong Achievement Award, 2002 Holder of Hitachi America Endowed Professorship of Electrical Engineering,*

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Thursday May 12, 2022 For DZS Investor Day ASSIA Intro

Cloud SOFTWARE-Based Solution for Management of Broadband to the Device

- Artificial Intelligence applied to connectivity (physical layer)
  - Expresse: Broadband to the Home
  - CloudCheck: Broadband to the Device

- Large real-time data collection, processing, analysis and intelligent optimization


Commande End-to-End Solution
ASSIA
ASSIA EXPRESSE®
cloudcheck
GPON Expresse
DSL Expresse
CloudCheck CPE & Wi-Fi
Fiber
fiber
Fiber-to-the-Distribution-Point / Basement / Cabinet (FTTdp / FTTB / FTTC)
MDU DSLAM or Drop Point
VDSL2,,G.vector, G.fast
Residential WiFi
Broadband to the Home
Broadband to the Device (WiFi, 4G, 5G)

40

ASSIA

Evolution and Trajectory of the Business RED: 118, 32, 35 BLUE: 29, 40, 119 LIGHT BLUE: 160, 179, 220 LIGHTER BLUE: 217, 223, 241 ASSIA has a history of innovation and continues to advance the market accordingly Product Development Financing History ASSIA receives initial $360K through Dr. Cioffi’s founding investment and an additional $330K in consulting fees ASSIA spins out from Stanford and conceives initial products 2003 – 2005 Consulting Stages $8M investment by Angel investors ASSIA co-develops Expresse with AT&T (IP owned by ASSIA) and delivers the first product as the Company grows to 20 employees 2005 – 2008 Product Development $21M from strategic investors including: Telefonica, AT&T, Swisscom, SFR, Stanford Expresse sales begin as ASSIA continues to expand its administration, operations and marketing 2009 – 2011 Company Development $36M investment from legacy investors (both Angels and strategics) Global Expansion Also wireless home networks 2012 – 2016 Scaling and R&D 2017 – 2022 Current Offering Debt from Chinese expansion difficulty Explores potential strategic alternatives Sustained profitability and positive cash flow while introducing CloudCheck WiFi product Exploit IP Today

Expresse Products


fiber
copper
wireless
links
Quality of Experience
Software only
ASSIA
dynamic optimization through internet/cloud
ASSIA EXPRESSE®
cloudcheck
Broadband to the Home
Broadband to the Device (WiFi, 4G, 5G)

- xDSL field instability reduction (lower complaints, dispatches, churn; add upsells)
- ASSIA was the "first" virtualized network function
  - i.e., DSLAM-independent
- Management and Cancellation of crosstalk (vectoring) was ASSIA
  - 2001 Stanford patent on vectored DSLs (now expired)
- Evolved with connection, xDSL+fiber, to GPON, to XG-PON, ...
  - Expresse licenses sold are often for one, the other, or both so the footprint remains

42

ASSIA

ASSIA Expresse Examples



Central Office
Home/SoHo
DSL
O-PtP
OLT
G.984
OLT
XGS PON
G.9807
Routing
IP
Access Nodes
xDSL
Fiber
Fiber
Fiber
1480
1310
nm
1575
1260
nm
MDU
Ethernet
ONT
Ethernet
Modem/Router
ONT
ONT
3rd Splitting Level
5G RAN
Wi-Fi
CloudCheck
ASSIA Expresse

43

ASSIA

CloudCheck – EasyMesh and prplFoundation demonstrated to customers 2009 – it’s clear WiFi will limit BB Data analytics to identify root causes Optimization of the WiFi “policy” (tunable settings that pre-ASSIA were all fixed)

Interface In-home topology (GW/AP) WiFi throughput WiFi configuration WiFi transmission stats Interference/Noise detection Coverage detection Connectivity and latency Congestion detection Max # of stations Wrong configuration Interface disable Enable/disable interface Retrieve/change password Remote WPS Change Wi-Fi configuration Station WiFi throughput Device identification Suboptimal band Coverage detection Connectivity detection Password error IP layer configuration Congestion detection High latency Transmission errors Legacy device Parental controls Gateway/AP GW/AP info GW/AP uptime Power cycle CPU and Memory Contrack Chipset temperature Faulty box In-home visibility and diagnostics, are enabled through a powerful and efficient client-server architecture where the CloudCheck agent is key Wi-Fi Visibility, management, diagnostics …eyes inside Analytics

Wi-Fi single household Single AP - Interface Channel optimization WiFi driver restart Station or SSID prioritization (ATF based) Device/service prioritization based on relevance Multi AP – Interface Topology optimization Configuration propagation Coordinated channel change Single AP - Stations Band steering Station de-authentication Block/unblock station Multi AP – Stations AP roaming Single AP – Gateway Router reboot PPPOE restart TR restart SIP restart Multi AP – Gateway Onboarding Auto-grouping WiFi and service optimization, are designed to automatically improve customer QoE. A set of ML algorithms that decide next best action in real-time. Wi-Fi/Service Optimization for single-AP, multi-AP and MDU …improve automatically Wi-Fi MDU - multiple household Single or Multi AP Coordinated Channel optimization Beacon and package rate management Transmitted power Auto-grouping WiFi Policy Optimization

Internet service monitoring Traffic statistics Internet status (up/down) Internet disconnections DNS error PPPoE error (no WAN IP) OMCI down Internet congestion Latency problem detection Throughput problem detection Low level service monitoring Process down Iptables conf./change DNS conf./change Route conf./change TR069 not registered/down Service monitoring, acts as a watchdog to ensure critical services are up and running. From low level OS services (iptables, DNS,…) to main upper layer services (internet, VoIP, IPTV) Service monitoring …independent service monitoring IPTV service monitoring Multicast Traffic detection Multicast Traffic statistics Multicast to WiFi correlation Gateway configuration DHCP registration status Subscription groups detection VoIP service monitoring Call statistics SIP registration status DHCP registration status Edge-to-End Analytics

Converged Edge, Broadband and Software Innovation Miguel Alonso, Chief Product Officer

It’s a New Hyperconnected World… WORK AT WORK WORK FROM HOME LEARN AT SCHOOL SCHOOL AT HOME PASSIVE ENTERTAINMENT IMMERSIVE ENTERTAINMENT IN-PERSON INTERACTIONS METAVERSE SOCIALIZATION OPERATOR CONTROL USER CONTROL

Converged Edge, Broadband and Software Innovation Empowered Consumers Virtualization Convergence Open Networks

Leveraging the 2021 Strategic Investment Platform Development Optelian Acquisition RIFT Acquisition Fast Time To Market Simplified New Product Adoption Technology Re-use R&D Resource Efficiency Quality improvement Emerging Market Optical Edge Complementary to Core / Metro Transport Total SAM: $6.3B/Year by 2024 Differentiated and Sustainable Value Proposition 100-400 Gbps - Hardened – Compact – Modular Emerging Market Access Domain Orchestration Total SAM: $5.85 B/Year by 2024 New Business Model SaaS Subscriptions: Recurring + High Margin Differentiated and Sustainable Value Proposition Experience – Service Agility – Vendor Neutral

Broadband, AI and the Road to 100G

Market Leading Edge Access Reinvent the network with XGS-PON + Next Gen PON Unified OLT Portfolio Unified Operating Systems (sdNOS) Cloud-Native Virtualization Cloud SOFTWARE Mobile & Optical EDGE Broadband CONNECTIVITY Connected HOME & BUSINESS Scale and Differentiate with AI driven Real Time Adaptive Network Optimization Fiber Copper WiFi Multi-Gig WiFi Mobility and Enterprise wave + 400G to the Edge Disruptive High Bandwidth, Low Latency Mobile Access Portfolio: Small Cells xHaul Edge Gateways PoE++ Switches 100G-400G Coherent Optical Edge Transport Transponders /Muxponders ROADM / Add-Drop/Amps Hardened / Modular Experience Network Orchestration, Automation, Assurance Analytics and Subscriber Experience Portfolio: End to end, vendor neutral network orchestration Operational scale with Intelligent Automation New Service Creation and Delivery

Broadband Connectivity Playbook Industry Leading Fiber Access Solutions Intelligent In-Home Devices Software to Enable the Experience Provider Thought and Technology Leadership

Subscriber Driven Network Design G.9807 XGS-PON ONT / ONU

All Fiber Edge Access Network Evolution Needs 57 Design Principles SERVICE FLEXIBILITY ARCHITECTURAL HEADROOM OPERTIONAL SIMPLICITY

Service Flexibility Deployment Flexibility PON | AE | Density | Network Location | Service Model System on a Card Architecture Common across form factors Next Gen PON ready Modular Containerized OS Open Virtualized Network Functions BEST FOR TODAY and the FUTURE On Board Switching and Routing Non-Blocking Traffic Egress Non-Blocking Backplane Interface Multi-purpose Access Interfaces

Architectural Headroom Service Evolution GPON XGS-PON 20GPON 25GS-PON 100G+ COHERENT PON 50G-PON 1.2 to 3.2Tbps Centralized 5.0+ Tbps Distributed 10Gbps 100 Gbps 200Gbps 400G DWDM Switching Capacity Network Interfaces

Virtualization – An Evolutionary Approach Disaggregation Move functions from traditional OLT hardware to software running on Telco Cloud Control and manage multiple open and disaggregated network elements with SDN Benefits Reduce Total Cost of Ownership Overcome network inflexibility and lack of agility due to vendor lock-in and long development and integration cycles Bring new innovative services to market quickly TRADITIONAL INTEGRATED SYSTEMS VIRTUALIZED DISAGGREGATED SYSTEMS TELCO CLOUD SDN Control VNFs Horizontal Scale ACCESS SYSTEMS Data Plane SEAMLESS EVOLUTION ACCESS SYSTEMS Control Plane Data Plane EMS Proprietary Vendor Specific

Operational Simplicity Multi-vendor Service Orchestration SERVICE SPEED AGILITY OPERATIONAL SCALE EXTRAORDINARY EXPERIENCES

AI-Driven Exceptional Experiences

Owning the Experience Pays Off Monthly residential ARPU $15+ Support calls 51% Truck rolls 67% Installation $150 NPS 60 Churn 30% Deployment velocity 67% ROI 200% Increased ARPU & velocity Reduced OPEX Major Business and Perception Impact for Service Providers

In-Home Upgrade Cycle Opportunity Experience Providers Systems and Software In-Home Upgrade Cycle IN HOME FIBER TERMINATION SYSTEMS Multi-Gig over WiFi Intelligence Cloud Managed SOFTWARE Differentiated Offering Sustainable Value SaaS Subscriptions

New Portfolio Internet DSLAM/DPU NETWORK Expresse CloudCheck CloudCheck Home WiFi SUBSCRIBER

AI Driven Performance Optimization – Lower Operational Costs – Lower Subscriber Churn Automated Access and WiFi Network Optimization SOLUTIONS Fiber/Copper Plant Access Equipment WiFi Network SYMPTOMS Connectivity Slow Broadband Slow WiFi Expresse CloudCheck +

Advanced Services Platform OPTIMIZE PERSONALIZE CONTROL EXPERIENCE AI-Driven Automation – Self Serve – Experience Services CloudCheck Home

Delivering AI-Driven Exceptional Experiences OPTIMIZE Fast, intelligent, adaptive internet, across all devices with unprecedented insight and self-care. CONTROL Safe, worry-free browsing, parental controls and guest access with unparalleled configuration. INNOVATE Scale to support more devices and applications with superior WiFi ACCELERATE Decouple hardware and software, quickly roll out services and offers, breathe life into legacy hardware.

Broadband, AI, and the Road to 100G √ Path to 100G+ PON √ Distributed Switching √ Evolution to Virtualization In-Home WiFi QoE √ √ End-to-End QoE BROADBAND ACCESS REIMAGINED √ Multi-vendor Access Orchestration

Thank You

BREAK

Enabling Tomorrow’s Experience Provider Rene Tio, Product Management

Market Leading Edge Access Reinvent the network with XGS-PON + Next Gen PON Unified OLT Portfolio Unified Operating Systems (sdNOS) Cloud-Native Virtualization Cloud SOFTWARE Mobile & Optical EDGE Broadband CONNECTIVITY Connected HOME & BUSINESS Scale and Differentiate with AI driven Real Time Adaptive Network Optimization Fiber Copper WiFi Multi-Gig WiFi Mobility and Enterprise wave + 400G to the Edge Disruptive High Bandwidth, Low Latency Mobile Access Portfolio: Small Cells xHaul Edge Gateways PoE++ Switches 100G-400G Coherent Optical Edge Transport Transponders /Muxponders ROADM / Add-Drop/Amps Hardened / Modular Experience Network Orchestration, Automation, Assurance Analytics and Subscriber Experience Portfolio: End-to-end, vendor neutral network orchestration Operational scale with Intelligent Automation New Service Creation and Delivery

Our Mission – Transform Service Providers by helping them deploy: Smarter Services Faster at Scale

Barriers to Service Provider Transformation Missed Opportunities Poor Automation Options Enabling Transformation Revenue Difficulty Service providers do not offer enough high revenue services DZS Cloud enables Service Providers to become Experience Providers Poor automation options lead to high staffing and inefficient service rollouts Rene to update

Unparalleled Openness and Innovation 2015 Open-Source Orchestration 2016 2018 2020 2021 Automated Network Assurance Award-winning Multi-vendor Assurance Open Multi-vendor 5G Automation Intent Driven Automation

Carrier-grade Open and Portable Why DZS Cloud? Easy to Use Easy to Integrate Lowest TCO End-to-end Intelligence

DZS Xtreme UI-driven Design and Management SIMPLE – EFFORTLESS – EFFICIENT Design Deploy Automate

Whole Network Intelligence and Visibility Analytics Policy Service Creation Network Automation Analytics & Intelligence Visualization

How Silos Affect Transformation Data Sources IPAM Inventory … CRM Region 1 Voice Region 1 Enterprise Region 1 High Speed Internet Other CPE DZS CPE Region 2 Voice Region 2 Enterprise Region 2 High Speed Internet Region 3 Voice Region 3 Enterprise Region 3 High Speed Internet Other CPE Other OLT DZS CPE Other CPE DZS CPE Other Switch DZS OLT DZS OLT DZS Switch DZS Switch BSS OSS

Service Provider Business Transformation Simplified BSS OSS Service-oriented interface Enterprise Voice High Speed Internet Triple Play Device independent services Simple multi-vendor integrations Remove swivel chair processes Region 1 Voice Region 1 Enterprise Region 1 High Speed Internet Other CPE DZS CPE Region 2 Voice Region 2 Enterprise Region 2 High Speed Internet Region 3 Voice Region 3 Enterprise Region 3 High Speed Internet Other CPE Other OLT DZS CPE Other CPE DZS CPE Other Switch DZS OLT DZS OLT DZS Switch DZS Switch Data Sources IPAM Inventory … CRM

Demo Video

Customer Success DZS Xtreme Innovation – Canada “The DZS Team has been amazing to work with – improving our speed by like 3x to 4x on delivery of new features and services onboarding.” Ibrahim Gedeon, CTO

Thank You

Richard Wank, Product Management Creating a New Optical EDGE Category

Market Leading Edge Access Reinvent the network with XGS-PON + Next Gen PON Unified OLT Portfolio Unified Operating Systems (sdNOS) Cloud-Native Virtualization Cloud SOFTWARE Mobile & Optical EDGE Broadband CONNECTIVITY Connected HOME & BUSINESS Scale and Differentiate with AI-driven Real Time Adaptive Network Optimization Fiber Copper WiFi Multi-Gig WiFi Mobility and Enterprise wave + 400G to the Edge Disruptive High Bandwidth, Low Latency Mobile Access Portfolio: Small Cells xHaul Edge Gateways PoE++ Switches 100G-400G Coherent Optical Edge Transport Transponders /Muxponders ROADM / Add-Drop/Amps Hardened / Modular Experience Network Orchestration, Automation, Assurance Analytics and Subscriber Experience Portfolio: End-to-end, vendor neutral network orchestration Operational scale with Intelligent Automation New Service Creation and Delivery

A 20-Year History of Innovation in Optical Networking Tier-1 and 2 Telco Service Providers: 50+ regional and international service providers Other market verticals (MSOs, Education, Enterprise, Government) Products & Technology Pioneering Optical networking platform - access, metro, long-haul networking applications First in the industry to deploy CFP2-DCO - Coherent Optics platform First in the industry to deliver and deploy hardened coherent optics – AT&T Key Focus: Thermal System Management Innovation for high-speed optical solutions Service Providers Team Deep R&D core team expertise in optical transport networking

Bandwidth Revolution at the Access Edge

SERVICES
GPON → 100G PON
TRANSPORT
10G → N x 100G

SERVICES
1/10G → 25/100G xHaul
TRANSPORT
1G → N x 100G


Broadband Access
Mobile 5G
Edge Computing
Business Services

SERVICES
N x 100G DCI
TRANSPORT
N x 100G Everywhere

SERVICES
1-100G → 25/200G
TRANSPORT
N x 100G, Wavelengths

© 2022 DZS
88

100G – 400G Optics Options Current Landscape

	NON - COHERENT				COHERENT	
	10G	25G	100G	400G	100G	400G
Max Distance	80 KM	80 KM	80 KM	10 KM	~140 KM	~110 KM
DWDM Support	√	√	X	X	√	√
Hardened Options	√	√	√	√	X	X
Cost	√	√	√	√	X	X

↑ Today's Access (10G, 25G)

↑ Limited Reach
1 Circuit per Fiber (100G, 400G non-coherent)

↑ Not Hardened
Expensive (100G, 400G coherent)

© 2022 DZS

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MOBILE Transport Metro Residential CO / Remote OLT 4G/5G Mobile Fronthaul Gateway Transport Aggregation Cell Site Router Existing Radio Site 4G/5G Radio Site In-Building Private 5G Backhaul Transport Core The Access Edge Optical Gap ACCESS EDGE OPTICAL GAP 90 Buildings/Enterprises

Optical Transport Technology for the Converged Access Edge 91 Design Attributes 100G-400G COHERENT OPTICS TEMPERATURE HARDENED COMPACT SIZE LAYER 0 – 3 OPEN / INTEROPERABLE

MOBILE Transport Metro Residential CO / Remote OLT 4G/5G Mobile Fronthaul Gateway Transport Aggregation Cell Site Router Existing Radio Site 4G/5G Radio Site In-Building Private 5G Backhaul Transport Core The Access Edge Optical Gap ACCESS EDGE OPTICAL GAP 92 Buildings/Enterprises

Hardened Coherent Optical Technology for the Access Edge



THE NEW
OPTICAL EDGE
Core
Metro
CO / Remote
OLT
Buildings/Enterprises
Residential
4G/5G Mobile
In-Building
Private 5G
Existing
Radio Site
4G/5G
Radio Site
Transport
Aggregation
Backhaul
Transport
Cell Site
Router
Fronthaul
Gateway

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Optical Edge Competitive Landscape Emerging Market Optical Edge – compliments Core/ Metro Total SAM: $6.3B/year by 2024 Differentiated Value Proposition Built for Access 100-400 Gbps – Hardened – Compact – Modular OPTICAL EDGE MARKET √ Optical Edge Optimized √ Temperature Hardening √ Small Footprint Open Standards √ √ L2/L3 Support Service Orchestration √ 94

A Catalyst for 5G Transformation

4G and 5G Backhaul and Fronthaul – No O-RAN 4G Backhaul 4G Fronthaul 5G Backhaul (No O-RAN) 5G Fronthaul (No O-RAN) Core Core Core Core

O-RAN Standards - Formula for Change Standardizing RAN interfaces – drives interoperability Packetizing fronthaul – IP/Ethernet all the way to the cell tower Virtualizing and disaggregating RAN software (DU/CU/RIC) onto x86-based servers O-RAN Transformation Formula 5G + RAN Network Transformation!

5G Transport with O-RAN Core MEC Edge MEC Edge Simplified Cell Sites IP to the Radio Edge Data Centers 98

99 Key Design Attributes O-RAN and 5G ALIGNED SWISS-ARMY STYLE PROBLEM SOLVING  TEMPERATURE HARDENED HIGH BANDWIDTH LOW LATENCY TRANSFORMATION CATALYSTS Mobile Transport for the 5G Transformation

An Expanding Product Family Increasing Use Case Coverage Greenfield Fronthaul Brownfield Fronthaul xHaul In-building Fronthaul Aligning O-RAN Strategies

Our Edge on the Mobile Edge Award-winning O-RAN Front Haul Gateway Platform Deployed by Rakuten Mobile and other O-RAN Service Providers Specialized In-building fronthaul Partner with O-RAN Vendors 101 √ Traditional Cell Sites √ Non-Traditional  Cell Sites √ Vendor Neutral Solutions In-Building O-RAN Fronthaul √ √ ORAN-Focused 101

Thank You

$30 Billion Market Opportunity & Approach Gunter Reiss, CMO

Serviceable Addressable Market 2022 2023 2024 $7B $13B $3B $14B $9B $4B $6B $17B $10B $23B $27B $33B Mobile & Optical EDGE Broadband CONNECTIVITY Total SAM 20% CAGR 14% CAGR 41% CAGR 20% CAGR Sources: DZS analysis and the following Omdia reports, (1) Fiber and Copper Access Equipment Forecast Midyear Update – 1H21, July 2021, (2) Optical Networks Forecast 2020-2025, “Metro WDM”, July 2020, (3) Macrocell Mobile Backhaul Equipment Market Tracker 2H20, December 2020, (4) SPRS Quarterly Market Share & Forecast Quantitative Update – 3Q20, December 2020 (5) Carrier SDN Forecast – 2H 2020, November 2020, (6) Mobile Fronthaul Equipment Market Report – 2020, July 2020, Results not an endorsement of DZS. Any reliance on these results is at the third-party’s own risk.

Upgrade the DZS Global Footprint 700 customers worldwide serving 20+ million homes Upgrade to XGS-PON + DZS Cloud (Xtreme + Xperience) Position DZS Xperience software (Expresse + CloudCheck) value Leverage Helix portfolio (incl Wifi 6/ 6E Access Points) DZS XGS–PON + DZS Cloud Campaign

Augment Expresse & CloudCheck Footprint with DZS portfolio Leverage 125 million homes to Position DZS Xtreme (multi-vendor network orchestration) Upgrade ONTs, Gateways, APs Upgrade OLTs to XGS-PON Leverage rest of portfolio, e.g. optical and mobile transport DZS Xtreme Campaign DZS OLT, ONT, APs Campaign DZS Optical & Mobile Positioning

Insert Xperience SW Across Global PON Deployments

- Billions of ONT, Gateways and WiFi Access Points
- Insert Xperience software (CloudCheck and Expresse)
  - Easy integration of software agent on ONTs and APs (150 devices already certified)

DZS Xperience (CloudCheck + Expresse) Campaign



4000+ Broadband Providers across the world........!

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North America Broadband Equity Access & Deployment (BEAD) Fund - $42B Rural Digital Opportunity Fund (RDOF) - $20B Secure and Trusted Communications Networks Reimbursement Program - $2B Canada CRTC Broadband Fund - $3B Europe France’s PFTHD Broadband Fund - $24B Germany’s BMVI Nationwide Gigibit Fund- $14B UK’s Project Gigabit Fund - $8B Italy’s “Italia 1Giga” Fund - $8B Austria’s Gigabit Broadband Fund - $2B $100 Billion of Government Sponsored Stimulus

Connecting Rural Communities with Hyperfast Broadband Stimulus funds benefiting underserved and unserved communities in the U.S. ILECs, Altnets, Electric Co-Ops, Utilities and Municipalities BEAD: $100M minimum per state 80 open RFPs from US cities seeking broadband buildout proposals - GovSpend

Private Investors Double Down on Broadband Apollo Global Management acquires Eastern assets of Lumen - $2B dedicated to upgrades KKR – invests tens of billions in Jio and TIM Macquarie – purchases Cincinatti Bell for $2.9B Investments in Fiber Overbuilders/Alternative Carriers - Hosted America – committed to invest $1B “DZS has become a staple for homes we deploy and for how we manage networks in fiber buildouts. We’ve set aside $1 billion to build out fiber assets throughout the US over the next 3-5 years ... DZS is the right partner for us as we take things to a whole new level.” – Phillip Watkins, CEO

UK Government Committed to Gigabit Broadband “Project Gigabit” - £5bn announced in March 2021 (only £1.3bn released) ILECs, Fiber Overbuilders - Wholesale: GigaClear, Freedom Fibre, KCOM,.. - Retail: 4th Utility, Freedom Fibre, Grain Connect,.. Multi-utility service companies – wholesale approach 4th Utility – an alternative fiber broadband provider and disruptor in the UK “By working with world-class partners like DZS, we have been able to quickly differentiate ourselves from big broadband by providing a better experience and new subscriber turn-ups in less than 60 seconds.” - Tony Hughes, CEO

Germany – 2nd Highest Growth Rate of FTTH in Europe 5.4% of German households have access to fiber broadband 8.3 million fiber connections targeted, fiber coverage will increase to 17.7% Positive investment climate: €43 billion allocated for fiber deployments until 2025 - Government: €12B - PE/others: €31B Source: BREKO

Italy's 1 Gigabit Government Stimulus Initiative

DZS

6.6 m

Households, schools and healthcare facilities to be connected at 1Gbps

€6.7 B

EU funded program in non-repayable loans available to CSPs until 2026

~2 M

Lines/year for 4 years to be deployed for only FTTH, FWA is sizable

Approach

Top 7 CSPs and 2 NetCos, WindTre, FTTH, cloud orchestration, Xperience, partnerships

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Europe is Shifting to Fiber Broadband Subscriptions Fixed broadband subscriptions in Europe are expected to increase by 25 million from 260 million in 2021 to 285 million by 2026 DSL remains the most common technology Fiber to grow from 30% to over 50% by 2026 ARPU for fiber services to grow to $30.15 by 2026 Source: OMDIA 2022

Chinese Vendor Rip & Replace Opportunity Revenue Countries Worldwide DZS “Cap & Grow” Examples Huawei Banned Ban Likely Under Review Europe – Tier 1s replacing Chinese vendors and evaluating alternatives to Nokia

Replicate and Expand Open RAN Success Open RAN Becoming Mainstream DZS a key player in recent O-RAN Alliance Plugfests globally Announced O-RAN Trials & Deployments (Telecom Infra Project) Pioneering OpenRAN fronthaul gateways Reference Architecture

Creating a NEW Category – Tomorrow’s Experience Provider

DZS Experience Studio – Smart Spaces of the Future Imagine life in the metaverse

Thank You

Financial Outlook Misty Kawecki, CFO

2021 Record Ending Backlog ($225M) 105 New Customers Launched XCelerate by DZS Next Gen PON Innovations Launched DZS Xperience SaaS Platform Record Orders ($504M) / Record Revenue ($350M) 29 New Products Released Acquired RIFT Software Automation Innovator Surpassed 1.5M Mobile Port Shipment Milestone Acquired Optelian Transport & xHaul Innovator $64M Equity Raise = Zero Debt A Year of Transformation New Management 121

Growth Pillars Global Customer Base Fiber Upgrade Cycle 5G & Open RAN North America & EMEA Market Share Huawei Replacement 10G-100G PON: Decade Long Investment Cycle Layering in High Margin Software Recurring Revenue Flagship Partner Rakuten New Product Introductions 86 new customers in North America and EMEA in 2021 North America Revenue Growth Outpaced Overall Growth in 2021 Several wins in the Middle East and India Strong pipeline and RFP activity

2021 – Record Breaking Year 123 Non-GAAP EPS 2020 2021 ($0.01) $0.27 Adj. EBITDA% 2020 2021 2% 3% Adj. EBITDA 2020 2021 $5.2M $10.7M Adj. GM% 2020 2021 32.9% 34.6% Revenue 2020 2021 $301M $350M Orders 2020 2021 $310M $504M Backlog 2020 2021 $71M $225M New Customers 2020 2021 35 105

Innovation to Drive Market Opportunity Revenue Global Customer Base New ROADM Opportunities O-RAN Market Expansion Platform Introductions Software Expansion Road to 100G

Long Range Outlook

DZS Guidance*
To be revised upon deal close



$350
34.6%
-60 to +140bps
+150 to 200bps
+200 to 250bps
+200 to 250bps
2021
2022
2023
2024
2025
DZS HW Revenue
DZS Services & SW Revenue
+ Acq SW Revenue
DZS GM%
+ Acq SW GM%

Outlook

>10% CAGR
Total Revenue Growth

~25% CAGR
Software and Services Growth

>40% Gross Margin
Accelerated with Acquisition

~30% OpEx
Scale with Growth

>10% EBITDA Margin
Double Digit EBITDA Margins

GM Expansion

450 – 900 bps
Gross Margin % Growth

Execution
200 – 400 bps GM Growth

- Product Rationalization
- Manufacturing Consolidation
- Supply Chain Consolidation
- Tariff Mitigation
- NPI – Next Gen Products

Go-To-Market
250 – 500 bps GM Growth

- Geographic Mix
- Product Mix
  - Software and Services

*Reiterating 2022 Guidance from Q1 Shareholder Report published on May 2, 2022. Revenue: $380-410M, adj. GM%: 34-36%: Opex: $112-117M, adj. EBITDA: $17-31M

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Software Recurring Revenue Opportunity DZS Market Opportunity $1B+ Software & Services Opportunity 150M+ Connected Homes >25% CAGR Software & Services Growth >80% GM% Healthy Gross Margin Profile Significant Upside

We Are Transforming Global Customer Base Opportunity Margin Expansion Execution Innovation and Addressable Market Expansion Capturing Geographic Market Share Layering in High Margin Software Recurring Revenue Navigating Supply Chain Headwinds Geographic Mix, New Product Introductions Software Expansion 16% Revenue growth in 2021. Targeting 8-17% in 2022 Adjusted Gross Margin Improved by 170 bps in 2021 Adjusted EBITDA doubled in 2021. Improvement expected in 2022

Q&A

Thank You

Appendix

Reconciliation of GAAP to Adjusted (Non-GAAP) Results

Reconciliation of EBITDA

Reconciliation of 2022 Guidance